UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 6, 2024

Date of Report (Date of earliest event reported)

EMCORE CORPORATION

Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

450 Clark Drive, Budd Lake, New Jersey,  07828

Address of principal executive offices, including zip code

(626) 293-3400

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	EMKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 6, 2024, EMCORE Corporation (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") with the Securities and Exchange Commission (the "SEC"), which included a press release disclosing the Company's preliminary financial results for the third fiscal quarter ended June 30, 2024 (the "Original Earnings Release"). During the preparation of its unaudited condensed consolidated financial statements to be included in the Company's Quarterly Report on Form 10-Q for the third fiscal quarter ended June 30, 2024, the Company's accounting of its outstanding warrant changed from what was reflected in the Original Earnings Release. As a result, the Company is filing this Current Report on Form 8-K/A ("Amendment") solely for the purpose of reflecting such change and providing a corrected earnings release. Other than as discussed in this Amendment, no other changes have been made to the Original Form 8-K or the Original Earnings Release.

Item 2.02	Results of Operations and Financial Conditions.

On August 6, 2024, the Company issued a press release announcing its preliminary financial results for the third fiscal quarter ended June 30, 2024. Subsequently, in connection with the finalization of its financial statements for the third fiscal quarter ended June 30, 2024, the Company made certain non-cash related revisions to the accounting of its outstanding warrant. For the three months ended June 30, 2024, the revisions resulted in, among other things, an increase in the Company’s total liabilities from $54.09 million to $56.18 million; a decrease in shareholders’ equity from $54.35 million to $52.26 million; a decrease in net loss on continuing operations and net loss on continuing operations per share from ($14.53) million and ($1.60), respectively, to ($11.55) million and ($1.27), respectively; and a decrease in net loss and net loss per share from ($16.94) million and ($1.87), respectively, to ($13.96) million and ($1.54), respectively.

The revisions are reflected in the corrected press release furnished hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety. The revisions are also reflected in the unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024, which will be filed with the SEC on or around the date hereof.

The information in this Amendment, including Exhibit 99.1 hereto, shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the “Exchange Act”), whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. Furthermore, the information in this Amendment, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, dated August 6, 2024, issued by EMCORE Corporation (as corrected).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

	By:	/s/ Tom Minichiello
	Name:	Tom Minichiello
August 14, 2024	Title:	Chief Financial Officer